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                                  Exhibit 10.4
50,000 Common Shares                                                  Void after
Without Par Value                                                April 20, 2004.
                                                                       --


                             SHARE PURCHASE WARRANT

                                 Bepariko Biocom
                                 (the "Company")


This is to certify that, for value received, ______________________________ (the "Warrant Holder") of __________________________________________________________
has the right to purchase from the Company, upon and subject to the terms and conditions hereinafter referred to, 50,000 common shares, par value $0.001 per share (the "Shares") in the capital of the Company. The Shares may be purchased at a price of $2.50 per Share at any time up to 5:00 p.m. local time in New York, New York on April 20, 2004. The right to purchase the Shares may be exercised in whole or in part, by the Warrant Holder only, at the price set forth above (the "Exercise Price") within the time set forth above by:

     (a) completing and executing the Subscription Form attached hereto for the number of the Shares which the Warrant Holder wishes to purchase, in the manner therein indicated;

     (b) surrendering this Warrant Certificate, together with the complete Subscription Form, to StockTrans, Inc., (the "Transfer Agent") at 44 West Lancaster Avenue, Ardmore, PA 19003; and

     (c) paying the appropriate Exercise Price, for the number of the Shares of the Company subscribed for, either by certified cheque or bank draft or money order payable to the Company in Bala Cynwyd, Pennsylvania, or such other address as the Company may advise by written notice to the address of the Warrant Holder set forth above.

Upon surrender and payment, the Company shall issue to the Warrant Holder or to such other person or persons as the Warrant Holder may direct, the number of the Shares subscribed for and will deliver to the Warrant Holder, at the address set forth on the subscription form, a certificate or certificates evidencing the number of the Shares subscribed for. If the Warrant Holder subscribes for a number of Shares which is less than the number of Shares permitted by this warrant, the Company shall forthwith cause to be delivered to the Warrant Holder a further Warrant Certificate in respect of the balance of Shares referred to in this Warrant Certificate not then being subscribed for.

In the event of any subdivision of the common shares of the Company (as such common shares are constituted on the date hereof) into a greater number of common shares while this warrant is outstanding, the number of Shares represented by this warrant shall thereafter be deemed to be subdivided in like manner and the Exercise Price adjusted accordingly, and any subscription by the Warrant Holder for Shares hereunder shall be deemed to be a subscription for common shares of the Company as subdivided.

In the event of any consolidation of the common shares of the Company (as such common shares are constituted on the date hereof) into a lesser number of common shares while this warrant is outstanding, the number of Shares represented by this warrant shall thereafter be deemed to be consolidated in like manner and the Exercise Price adjusted accordingly, and any subscription by the Warrant Holder for Shares hereunder shall be deemed to be a subscription for common shares of the Company as consolidated.

In the event of any capital reorganization or reclassification of the common shares of the Company or the merger or amalgamation of the Company with another corporation at any time while this warrant is outstanding, the Company shall thereafter deliver at the time of purchase of the Shares hereunder the number of common shares the Warrant Holder would have been entitled to receive in respect of the number of the Shares so purchased had the right to purchase been exercised before such capital reorganization or reclassification of the common shares of the Company or the merger or amalgamation of the Company with another corporation.

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If at any time while this, or any replacement, warrant is outstanding:

     (a) the Company proposes to pay any dividend of any kind upon its common shares or make any distribution to the holders of its common shares;

     (b) the Company proposes to offer for subscription pro rata to the holders of its common shares any additional shares of stock of any class or other rights;

     (c) the Company proposes any capital reorganization or classification of its common shares or the merger or amalgamation of the Company with another corporation; or

     (d) there is a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

The Company shall give to the Warrant Holder at least seven days prior written notice (the "Notice") of the date on which the books of the Company are to close or a record is to be taken for such dividend, distribution or subscription rights, or for determining rights to vote with respect to such reorganization, reclassification, consolidation, merger, amalgamation, dissolution, liquidation or winding-up. The Notice shall specify, in the case of any such dividend, distribution or subscription rights, the date on which holders of common shares of the Company will be entitled to exchange their common shares for securities or other property deliverable upon any reorganization, reclassification, consolidation, merger, amalgamation, sale, dissolution, liquidation or winding-up, as the case may be. Each Notice shall be delivered by hand, addressed to the Warrant Holder at the address of the Warrant Holder set forth above or at such other address as the Warrant Holder may from time to time specify to the Company in writing.

The holding of this Warrant Certificate or the Warrants represented hereby does not constitute the Warrant Holder a member of the Company.

Nothing contained herein confers any right upon the Warrant Holder or any other person to subscribe for or purchase any Shares of the Company at any time subsequent to 5:00 p.m. local time in New York, New York on April 20, 2004 and from and after such time, this Warrant and all rights hereunder will be void.

The Warrants represented by this Warrant Certificate are non-transferable. Any Shares issued pursuant to this Warrant will bear the following legend:


     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE BEEN ISSUED IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND APPROPRIATE EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES LAWS OF OTHER APPLICABLE JURISDICTIONS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD OR TRANSFERRED OTHER THAN PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE 1933 ACT OR AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT AND THE APPLICABLE SECURITIES LAWS OF ANY OTHER JURISDICTION. THE ISSUER SHALL BE ENTITLED TO REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT WITH RESPECT TO COMPLIANCE WITH THE 1933 ACT AND APPLICABLE SECURITIES LAWS OF ANY OTHER JURISDICTION. TRANSFER OF THE SECURITIES IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S (RULE 901 THROUGH 905 AND PRELIMINARY NOTES THERETO), PURSUANT TO REGISTRATION UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION; AND THAT HEDGING TRANSACTIONS INVOLVING THOSE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT."

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Time will be of the essence hereof.

This Warrant Certificate is not valid for any purpose until it has been signed by the Company.

IN WITNESS WHEREOF, the Company has caused its common seal to be hereto affixed and this warrant certificate to be signed by one of its directors as of the 20th day of April, 2001.

Bepariko Biocom

Per:

____________________________________________


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                                SUBSCRIPTION FORM

                       To: Bepariko Biocom (the "Company")
                         And to: the directors thereof.

Pursuant to the Share Purchase Warrant made the 20th day of April, 2001, the undersigned hereby subscribes for and agrees to take up ________________________ common shares, par value $0.001 per share (the "Shares") in the capital of the Company, at a price of $2.50 per Share for the aggregate sum of $_______________ __________________ (the "Subscription Funds"), and encloses herewith a certified cheque, bank draft or money order payable to the Company in full payment of the Shares.

The undersigned hereby requests that:

     (a)  the Shares be allotted to the undersigned;

     (b) the name and address of the undersigned as shown below be entered in the registers of members and allotments of the Company;

     (c) the Shares be issued to the undersigned as fully paid and non-assessable common shares of the Company; and

     (d) a share certificate representing the Shares be issued in the name of the undersigned.

Dated this _______ day of ______________, 20__.


                          DIRECTION AS TO REGISTRATION:

(Name and address exactly as you wish them to appear on your share certificate and in the register of members.)

Full Name(1):
                  --------------------------------------------------------------

Full Address:
                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------

                  --------------------------------------------------------------


Signature of Subscriber(1):
                           -----------------------------------------------------

------------------------------------------------------- -------------------------------------------------------------

                                                                 Signature of Subscriber(1) guaranteed by:

    If the name above differs from the name of the
    Subscriber, then please complete the following
                      guarantee:                           -------------------------------------------------------
                                                                        Authorized Signature Number
------------------------------------------------------- -------------------------------------------------------------

NOTE: The signature to this subscription form must correspond with the name as recorded on the warrant certificate in every particular without alteration or enlargement or any change whatever. The signature of the person executing this power must be guaranteed by a Bank or Trust Company or by a Member of the New York Stock Exchange.

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